BRIDGE BUILDER TRUST

Bridge Builder Municipal Bond Fund (the “Fund”)

Supplement dated March 1, 2020

to the Prospectus dated October 28, 2019, as supplemented December 12, 2019

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

Effective March 1, 2020, Michael Maka will be added as a member of the portfolio management team responsible for the day-to-day management of the portion of the Fund’s assets allocated to FIAM LLC (“FIAM”). Effective June 30, 2020, Kevin Ramundo will retire and no longer serve as a member of the portfolio management team responsible for the day-to-day management of the portion of the Fund’s assets allocated to FIAM.

Accordingly, effective March 1, 2020, the Prospectus is hereby supplemented and revised as follows:

1.	The table entitled “FIAM” under the sub-section entitled “Summary Section – Bridge Builder Municipal Bond Fund – Sub-advisers and Portfolio Managers” is replaced with the following:

Portfolio Manager	Position with FIAM	Length of Service to the Fund
Kevin Ramundo[1]	Portfolio Manager	Since Inception
Cormac Cullen	Portfolio Manager	Since October 2017
Michael Maka	Portfolio Manager	Since March 2020
Elizah McLaughlin	Portfolio Manager	Since September 2018

[1]	Until June 30, 2020.

2.

The sub-section entitled “Portfolio Managers” under the section entitled “Management of the Funds – Sub-advisers and Portfolio Managers – Municipal Bond Fund – FIAM” is deleted and replaced with the following:

Portfolio Managers:

Kevin Ramundo has been a portfolio manager of the Municipal Bond Fund since its inception and will continue to serve on the portfolio management team until June 30, 2020. Cormac Cullen has been a portfolio manager of the Municipal Bond Fund since October 2017. Michael Maka has been a portfolio manager of the Municipal Bond Fund since March 2020. Elizah McLaughlin has been a portfolio manager of the Municipal Bond Fund since September 2018.

Mr. Ramundo joined Fidelity in 2000 and has worked as a research analyst and portfolio manager.

Mr. Cullen has worked as a research analyst and portfolio manager with Fidelity since 2010. Prior to assuming his current position, from 2007 to 2010, Mr. Cullen supported FIAM’s Fixed Income Division as senior legal counsel.

Since joining Fidelity in 1997, Ms. McLaughlin has worked as an analyst and portfolio manager.

Since joining Fidelity in 2000, Mr. Maka has worked as a research associate, municipal bond trader, and portfolio manager.

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BRIDGE BUILDER TRUST

Bridge Builder Municipal Bond Fund (the “Fund”)

Supplement dated March 1, 2020

to the Statement of Additional Information (the “SAI”)

dated October 28, 2019, as supplemented December 12, 2019

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

Effective March 1, 2020, Michael Maka will be added as a member of the portfolio management team responsible for the day-to-day management of the portion of the Fund’s assets allocated to FIAM LLC (“FIAM”). Effective June 30, 2020, Kevin Ramundo will retire and no longer serve as a member of the portfolio management team responsible for the day-to-day management of the portion of the Fund’s assets allocated to FIAM.

Accordingly, the SAI is hereby supplemented and revised as follows:

1.

Effective March 1, 2020, the sub-section entitled “Other Accounts Managed by Portfolio Managers” under the section entitled “The Funds’ Investment Teams – The Sub-advisers – Municipal Bond Fund – FIAM, LLC (“FIAM”)” is replaced with the following:

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2019, unless otherwise noted. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Cormac Cullen	24	$32.38 billion	0	$0	3	$3.53 billion
Kevin Ramundo	24	$32.38 billion	0	$0	9	$3.76 billion
Michael Maka[1]	0	$0	0	$0	0	$0
Elizah McLaughlin	26	$35.16 billion	0	$0	3	$3.53 billion

[1]	As of January 31, 2020.

As of June 30, 2019, Ms. McLaughlin and Messrs. Cullen and Ramundo did not beneficially own any shares of the Fund.

As of January 31, 2020, Mr. Maka did not beneficially own any shares of the Fund.

2.

Effective March 1, 2020, the sub-section entitled “Compensation” under the section entitled “The Funds’ Investment Teams – The Sub-advisers – Municipal Bond Fund – FIAM, LLC (“FIAM”)” is replaced with the following:

Compensation. Ms. McLaughlin and Messrs. Cullen, Maka and Ramundo, are portfolio managers for FIAM and receive compensation for their services managing an allocated portion of the Fund. Portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or an affiliate or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FIAM or its affiliate’s municipal bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of each portfolio manager’s bonus that is linked to the investment performance of the allocated portion of the Fund is based on the pre-tax investment performance of the allocated portion of the Fund measured against the Bloomberg Barclays 1-17 Year Municipal Bond Index. Each portfolio manager also is compensated under equity- based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale relocation plans for most full-time employees of FMR LLC and its affiliates.

3.	Effective June 30, 2020, all references to Mr. Ramundo are deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE